                                                                    EXHIBIT 23.1








                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File Nos. 33-48549, 333-03025 and 333-56035.








ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
March 21, 2001.